UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2021

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dane Andreeff – Interim President and Chief Executive Officer

On April 7, 2021, the Board of Directors (the “Board”) of Helius Medical Technologies, Inc. (the “Company” or “Helius”) approved a new non-employee director compensation policy (the “Director Compensation Policy”).  Pursuant to the terms of his letter agreement, Mr. Andreeff, the Company’s Interim President and Chief Executive Officer and Director has elected to take no additional compensation in return for his service as Interim President and Chief Executive Officer but is entitled to receive the equity retainer granted annually to the Company’s non-employee directors. Because Mr. Andreeff has elected to take no additional compensation, the Board determined that Mr. Andreeff’s compensation should also reflect the newly adopted Director Compensation Policy, including the annual cash retainer. Under the new Director Compensation Policy, Mr. Andreeff will receive an annual cash retainer of $35,000, as well as an annual equity award under the Company’s 2018 Omnibus Incentive Plan (the “2018 Plan”) granted to the non-employee directors. The annual equity award will be automatically granted on the date of each annual stockholder meeting, beginning with the 2021 annual stockholder meeting, and will have a target value on the date of grant equal to $50,000. 70% of the target value of the annual equity award will be issued in the form of a stock option, and 30% of the target value will be issued in the form of restricted stock units, each of which will vest in twelve monthly installments on the last day of each month, subject to Mr. Andreeff’s continuous service as Interim President and Chief Executive Officer or director of the Company.

Joyce LaViscount – Chief Financial Officer and Chief Operating Officer

On April 1, 2021, the Company entered into a second amendment (the “Amendment”) to the employment agreement of Joyce LaViscount, Chief Financial Officer and Chief Operating Officer of the Company. Pursuant to the Amendment, Ms. LaViscount received the following equity awards under the 2018 Plan: (i) a grant of 5,337 shares of unrestricted Class A Common Stock of the Company, par value $0.001 per share (“Common Stock”), in lieu of a cash bonus for fiscal year 2020, (ii) a grant of 2,668 restricted stock units which will vest on October 2, 2021 if Ms. LaViscount remains employed as of such date, and (iii) stock options exercisable for 3,490 shares of Common Stock, which vest in equal installments over four years starting with the first anniversary of the grant date. In connection with the grant of unrestricted Common Stock, the Compensation Committee of the Board of Directors of the Company approved a form of Stock Grant Notice and Award Agreement under the 2018 Plan, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

In consideration for the equity awards, Ms. LaViscount’s annual base salary was reduced to $360,000, except that for the purpose of calculating certain severance benefits under Ms. LaViscount’s employment agreement, her base salary shall be deemed to be the greater of $387,000 or her actual base salary.  Additionally, the parties agreed that Ms. LaViscount’s overall total direct compensation (equal to the sum of Ms. LaViscount’s base salary, target bonus and target equity value) shall be targeted at least at the 50th percentile for the Company’s peer group each year that the Company conducts peer group benchmarking. The 2,668 restricted stock units received as a retention bonus do not count towards Ms. LaViscount’s total direct compensation for 2021 for purposes of the Amendment. Additionally, Ms. LaViscount has the opportunity to receive a target annual bonus of 40% of her annual base salary. The Compensation Committee in its discretion may elect to grant this bonus in equity in lieu of cash for 2021.

Except as amended by the Amendment, all terms and conditions of the employment agreement with Ms. LaViscount (as previously amended) remain unchanged and in full force and effect. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 10.2 hereto and incorporated herein by reference.

Determination of Non-Equity Incentive Plan Compensation for Fiscal Year Ended December 31, 2020

As part of the Amendment, on April 1, 2021, the Compensation Committee approved non-equity incentive plan compensation based on performance targets for the year ended December 31, 2020 for Ms. LaViscount, one of the Company’s named executive officers identified in the Company’s registration statement on Form S-1 (Registration No. 333-251804) and related prospectus. Bonus amounts were not included under “Non-Equity Incentive Plan Compensation” in the summary compensation table included in the registration statement and related prospectus (the “Summary Compensation Table”) because, at the time of filing, the bonus amounts earned for the year ended December 31, 2020 for the named executive officers had not been determined and were not calculable. All other compensation for the Company’s named executive officers for the year ended December 31, 2020 was previously reported by the Company in the Summary Compensation Table.

The total annual compensation for the years ended December 31, 2020 and 2019 for the named executive officers, recalculated to include the annual incentive award approved for Ms. LaViscount for 2020, are set forth below. See the full Summary Compensation Table for more information.

Name and Principal Position	Year	Stock Awards	Non-Equity Incentive Plan Compensation	Total ($)
Dane C. Andreeff	2020	—	—	$22,500
Interim President and Chief Executive Officer	2019	—	—	$79,144

Philippe Deschamps	2020	—	—	$786,927
Former Chief Executive Officer	2019	—	—	$1,244,502

Joyce LaViscount	2020	17,602 (1)	$77,396 (1)	$506,418
Chief Financial Officer and Chief Operating Officer	2019	—	—	$1,033,031

Jonathan Sackier	2020	—	$40,000	$267,389
Chief Medical Officer	2019	—	—	$798,913

(1)

The amounts, in the aggregate, reflect the grant date fair value of a stock award granted under the 2018 Plan based on the closing price per share of Common Stock on the grant date ($17.80) multiplied by the number of shares subject to the award. Ms. LaViscount received an award of 5,337 shares of Common Stock in lieu of her earned bonus for 2020 pursuant to the terms of the Amendment. The number of shares granted to Ms. LaViscount was determined by dividing the amount of her earned bonus ($77,396) by the 30-trading day average closing price per share of Common Stock ending on the trading day immediately preceding the grant date. The grant date fair value of the stock award ($94,998) is greater than her earned bonus, so the incremental additional value of the stock award is reported in the “Stock Awards” column.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

10.1	2018 Omnibus Incentive Plan Form of Stock Grant Notice and Award Agreement
10.2	Second Amendment to Employment Agreement between Helius Medical Technologies, Inc. and Joyce LaViscount dated April 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: April 7, 2021	By:	/s/ Joyce LaViscount
Joyce LaViscount
Chief Financial Officer, Chief Operating Officer and Secretary

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